CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) I, Liong Fook Weng, Chief Financial Officer of Duesenberg Technologies Inc. (the “Company”) certify that:

(a)

The Quarterly Report on Form 10-Q for the period ended July 31, 2021, of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)

Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 20, 2021

/s/ Liong Fook Weng

Liong Fook Weng

Chief Financial Officer

(Principal Accounting Officer)